UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2025

AtlasClear Holdings, Inc.
(Exact name of registrant as specified in this charter)

Delaware State or other jurisdiction of incorporation	001-41956 (Commission File Number)	92-2303797 (I.R.S. Employer Identification No.)

2203 Lois Ave.N., Ste. 814 Tampa, FL (Address of principal executive offices)	33607 (Zip Code)

(727) 446-6660
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)
☐	Soliciting material pursuant to 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.0001 per share	ATCH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not lo use the extended transition period for complying with any new or revised financial accounting standards provided pursuant lo Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On March 11, 2025, AtlasClear Holdings, Inc. has 6,244,125 shares of common stock issued and outstanding. Since February 2025, Chardan Capital Markets LLC has converted at least $4.1 million of its outstanding convertible debt.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLASCLEAR HOLDINGS, INC.

Date: March 11, 2025	/s/ John Schaible
	Name:	John Schaible
	Title:	Executive Chairman